Basic and diluted loss per share	12 Months Ended
Dec. 31, 2022
Basic And Diluted Loss Per Share
Basic and diluted loss per share

Note	13 | Basic and diluted loss per share

Basic

The basic loss per share is calculated by dividing the loss attributable to the holders of the Company’s equity instruments by the weighted average number of common shares outstanding as of December 31, 2022, 2021 and 2020, excluding common shares purchased by the Company and held as treasury shares.

The basic loss per share coincides with the diluted loss per share, inasmuch as the Company has issued neither preferred shares nor Corporate Notes convertible into common shares.

	12.31.22	12.31.21	12.31.20
Loss for the year attributable to the owners of the Company	(17,468)	(41,577)	(52,017)
Weighted average number of common shares outstanding	875	875	875
Basic and diluted loss per share – in pesos	(19.96)	(47.52)	(59.45)